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                                                                   EXHIBIT 10.12


                              THIRD AMENDMENT TO
                            THE TRUST AGREEMENT FOR
                        NEWPORT NEWS SHIPBUILDING INC.
                           BENEFITS PROTECTION PLANS



     WHEREAS, under Section 14 of the Trust Agreement for Newport News Shipbuilding Inc. Benefits Protection Plans (the "Trust Agreement"), Newport News Shipbuilding Inc. (the "Company") has reserved the right to amend or terminate the Trust prior to a Change in Control; and

     WHEREAS, a Change in Control has not yet occurred.

     The parties do hereby amend the Trust Agreement, effective as of the date hereof, as follows:

     FIRST:   Section 15(b) is amended by deleting clause (vi) thereof in its
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     entirety and inserting a new clause (vi) thereof to read as follows:

          "(vi) any person and any of its affiliates or associates becomes the beneficial owner, directly or indirectly, of securities representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities having general voting rights; notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to this clause
                 (vi) solely because forty percent (40%) or more of the combined voting power of the Company's then outstanding securities having general voting rights is acquired by (x) the Company or one or more companies the majority of whose voting common or capital stock is owned directly or indirectly by the Company
                 (y) an employee benefit plan maintained by the Company or one or more companies the majority of whose voting common or capital stock is owned directly or indirectly by the Company or
                 (z) the trustee of the Amended and Restated Stock Employee Compensation Trust, dated as of August 1, 2000, by and between the Company and Wachovia Bank, N.A., as amended."

     SECOND:  The effective date of the amendments to Section 1(g) and Section 5
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     of the Trust Agreement, as set forth in the Second Amendment to the Trust
     Agreement, shall be accelerated to be the date hereof.

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     Full Force and Effect.  Except as expressly amended hereby, the Trust
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Agreement shall continue in full force and effect in accordance with the terms thereof on the date hereof.

     Governing Law.  This Amendment shall be governed by and construed in
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accordance with the laws of the Commonwealth of Virginia applicable to agreements made and entirely to be performed within such jurisdiction.


     IN WITNESS WHEREOF, this Amendment has been executed on behalf of Newport News Shipbuilding Inc. and Wachovia Bank, N.A. by their appropriate officers as of the dates indicated below.


                                   NEWPORT NEWS SHIPBUILDING INC.



Date:____________                  By:_______________________
                                      Vice President, General Counsel &
                                        Secretary


ATTEST:


By:_________________________
Title:


                                   WACHOVIA BANK, N.A., solely in its capacity as Trustee under the Agreement referenced herein



Date:____________                  By: _______________________
                                   Title:



ATTEST:


By:_________________________
Title: